[FRONT]



                                                         Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

               SUPPLEMENT DATED OCTOBER 8, 2003 TO THE PROSPECTUS
                              DATED OCTOBER 8, 2003

The third paragraph on page 24, entitled "Certain Financial Intermediaries," is replaced with the following:

        Fee Based and Certain Managed/Brokerage Accounts. There is no sales load applicable to investors who purchase shares of the Genesis Fund through fee based programs, including fee based programs with broker-dealers, registered investment advisors, certified financial planners or other financial intermediaries who have (i) entered into an agreement with the Distributor or its affiliates, or (ii) purchased shares through a broker-dealer or service agent who has entered into an agreement with the Distributor or its affiliates. There is also no sales charge applicable to investors purchasing through advisory or brokerage accounts maintained by the Manager or its affiliates. These types of sales are anticipated to result in less selling effort and selling expenses than sales to the general public and generally are part of a program or relationship where the client pays an overall asset level fee.

The following paragraph is inserted on page 24 after the paragraph entitled "Employees of the Advisor and Distributor":

        Retirement Plans. There is no sales load applicable to purchases of Genesis Fund shares made by investors through retirement accounts. These types of sales are anticipated to result in less selling effort and selling expenses than sales to the general public and generally involve a fee that the investor pays to participate in such plans.

                                       [BACK]



                                                         Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

               SUPPLEMENT DATED OCTOBER 15, 2003 TO THE PROSPECTUS
                              DATED OCTOBER 8, 2003

The first sentence of the paragraph entitled "Retirement Plans" in the October 8, 2003, supplement to the prospectus is replaced with the following:

        There is no sales load applicable to purchases of Genesis Fund shares made by investors through employer sponsored retirement plans, including
        (i) an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k) (and SIMPLE 401(k)), money purchase pension, profit sharing and defined benefit plans, (ii) 403(b) plans, (iii) certain 457(b) plans, (iv) simplified employee pension (SEP) plans and (v) employer-sponsored individual retirement accounts (IRAs) and deemed IRAs. The sales load waiver is not applicable to individual IRAs that are not part of an employer sponsored plan or deemed IRA.